Exhibit 99.1

Estimated Net Asset Value Presentation March 2025 CHP-0325-4294728-INV © 2025 CNL Healthcare Corp. All Rights Reserved. CNL® and the Squares Within Squares design trademarks are used under license from CNL Intellectual Properties, LLC.

General Notices ï,§ This is not an offer to sell nor a solicitation of an offer to buy shares of the company. This presentation is for general information purposes only and does not constitute legal, tax, investment or other professional advice on any subject matter. Information provided is not all-inclusive and should not be relied upon as being all-inclusive. ï,§ Certain statements in this presentation may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties that could cause results to be materially different than expectations. Forward-looking statements are statements that do not relate strictly to historical or current facts but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the company’s business and performance, the economy, and other future conditions and forecasts of future events and circumstances. Forward-looking statements are typically identified by words such as “continues,” “could,” “estimates,” “expects,” “maintains,” “may,” “should,” “pursues,” “will,” the negative of such terms and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, amount and timing of anticipated future distributions, estimates of per share NAV of the company’s common stock, and/or other matters. ï,§ The company’s forward-looking statements are not guarantees of future performance. While the company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise and may not be realized. The company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the company’s ability to control or accurately predict. Important factors that could cause the company’s actual results to vary materially from those expressed or implied in its forward-looking statements are set forth in the company’s public filings. 2

General Notices ï,§ Although the company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Given these uncertainties, the company cautions you not to place undue reliance on such statements. Forward-looking statements speak only as of the date on which they are made, and the company undertakes no obligation to, and expressly disclaims any obligation to, publicly release the results of any revisions to its forward-looking statements to reflect new information, changed assumptions, the occurrence of unanticipated subsequent events or circumstances, or changes to future operating results over time, except as otherwise required by law. ï,§ An investment in the company is subject to significant risks, some of which are summarized below in the “Risk Factors” section of this presentation. See also, “Risk Factors” in the company’s public filings for a more detailed description of the risks associated with an investment in the company, copies of which may be obtained from the company’s website. 3

Risk Factors Investing in a non-traded real estate investment trust (REIT) is a higher-risk, longer term investment and is not suitable for all investors. Due to the risks involved in the ownership of real estate, there is no guarantee of any return on investment. The shares may lose value or investors could lose their entire investment. The shares are not FDIC-insured, nor bank guaranteed. ï,§ Non-traded REITs are illiquid. If the company does not successfully implement a liquidity event, investors may have to hold an investment for an indeterminate period of time. There is no public trading market for the shares. The company has no obligation to list on any public securities market and does not expect to list the shares in the near future. There is a risk that a stockholder may not be able to sell shares at a time or price acceptable to the stockholder, or at all. ï,§ The company’s net asset value (or NAV) per share is a valuation of the company’s portfolio of properties and debt as of the end of the calendar year and may not necessarily correspond to realizable value upon the sale of such properties. Therefore, the company’s estimated NAV per share may not reflect the amount that would be realized upon a sale of each of the company’s properties and should not be relied on as the value a shareholder will be able to realize at the time of a liquidity event. ï,§ Epidemics, pandemics, or other infectious diseases, and future potential variants, may result in a decline in occupancy, resident fees, and revenues and coupled with an increase in pandemic related operating expenses, could have a negative impact on the company’s business, results from operations, financial condition, liquidity and cash flows, which impact will depend on many factors. The use of leverage to acquire assets may hinder the company’s ability to pay distributions, may require partial repayment if the value of assets decline and may decrease the value of stockholders’ investment. 4

Risk Factors There are significant risks associated with the senior housing and healthcare sectors including market risk impacting demand, litigation risk and the cost of being responsive to changing government regulations. Events, including macroeconomic trends such as inflation, which adversely affect the ability of seniors to afford the company’s daily resident fees, could cause the occupancy rates, resident fee revenues and results of operations of the company’s seniors housing properties to decline. The company relies on its advisor and the advisor’s affiliates to conduct operations. The company is obligated to pay substantial fees to its advisor and its affiliates based upon agreements which have not been negotiated at arm’s length. These fees could influence their advice and judgment in performing services. Certain officers and directors of the advisor also serve as the company’s officers and directors, as well as officers and directors of competing programs, resulting in conflicts of interest. Those persons could take actions more favorable to other entities than to the company. Additionally, the financial condition of our operators and tenants can impact the company’s operating revenue. The company has paid distributions on a quarterly basis; however, there can be no assurance that the company will be able to achieve expected cash flows necessary to pay or maintain distributions at any particular level or that distributions will continue over time. The amount and basis of distributions are determined by and at the discretion of the board of directors and are dependent upon a number of factors, including but not limited to, expected and actual net operating cash flow, funds from operations, financial condition, capital requirements, needs for cash for capital and other corporate purposes, avoidance of volatility of distributions, and retaining qualification as a REIT for federal income tax purposes. Failure to qualify as a REIT would adversely affect the company’s operations and the company’s ability to pay distributions to investors. Agreements with the company’s lenders may also restrict the company’s ability to pay distributions. Aspects of the company’s organizational structure, including the limit on the percentage of shares of the company’s stock that any person may own, the ability of the company’s board of directors to take certain actions without stockholder approval, and the company’s use of an operating partnership structure could have a material adverse effect on the distributions investors receive from the company, could reduce the value of the company’s assets needs for cash for capital and other corporate purposes,. 5

Valuation Disclosures Net asset value (NAV) means the fair value of real estate, real estate-related investments and all other assets less the fair value of total liabilities. Our estimated NAV per share is based upon subjective judgments, assumptions and opinions, which may or may not turn out to be correct. You should not rely upon our estimated NAV as representative of the amount that might be paid to you for your shares in a market transaction or in a liquidity event. Forces that influence real property values, including social trends, economic circumstances, including inflation, governmental controls and regulations, and environmental conditions, such as epidemics and pandemics, can significantly affect the appraised properties value. In determining our estimated NAV per share, we relied upon a valuation of our portfolio of properties and the amount of our outstanding debt as of Dec. 31, 2024. Valuations and appraisals of our properties are estimates of fair value and may not necessarily correspond to realizable value upon the sale of such properties. Therefore, the estimated value to the company of our equity in our portfolio may not reflect the amount that would be realized upon a sale of each of our properties. We intend to conduct annual year-end valuations in accordance with our valuation policy. If we do not perform a subsequent calculation of the NAV per share of our shares, you may not be able to determine the net asset value of your shares on an ongoing basis. The estimated NAV per share is only an estimate and is based on numerous assumptions and estimates with respect to industry, business, economic and regulatory conditions, all of which are subject to changes. Throughout the valuation process, the valuation committee, the company’s advisor and senior members of management reviewed, confirmed and approved the processes and methodologies and their consistency with real estate industry standards and best practices. 6

Welcome Business Update Estimated Net Asset Valuation Next Steps 7

Business Update—2024 Highlights RIDEA Performance & NOI (54 properties) 13 consecutive quarters of revenue growth 10 consecutive quarters of NOI growth NNN Occupancy (15 properties) Continued strong occupancy and lease coverage Streamlined Portfolio 100% wholly owned: acquired the remaining 5% joint venture interest in our portfolio Sources: NIC MAP data powered by NIC MAP Vision, Green Street—Organization for Economic Co-Operation and Development and U.S. Census Bureau 8

Business Update Seniors Housing Portfolio Composition By Units 91.9% private-pay1 Assisted Living, 47.8% Memory Care, 13.5% Independent Living, 36.9% Skilled Nursing, 1.8% Total Investment $1.74B 30.1% Leverage 30.1% Debt-to-Asset Average Effective 15.7 years Community Age Ratio Number of States 26 Current Distribution (Annualized)3 Dispositions2 73 assets 1.54% (or $.1024 per share annually) (10 discreet transactions / $1.52B gross proceeds) Data as of Dec. 31, 2024, unless otherwise noted. 1 Based on total seniors housing portfolio revenue. 2 Since announcing the decision to pursue strategic alternatives in mid-2018. 3 For the years ended Dec. 31, 2024, 2023, 2022, 100 percent of regular cash distributions were covered by operating cash flow as defined by GAAP. Distributions paid from sources other than operating cash flow, now and in the future, are not sustainable and can reduce stockholders’ overall return. 9

Estimated Net Asset Value (NAV) Result Dec. 31, 2024, Estimated NAV ï,§ Represents an increase of $0.36 per $6.64 per share share or 5.73% Aggregate net appraised value of (midpoint of the range) comparable real estate properties Range: $6.33—$6.98 increased $51.7 million (3.1%) compared to 2023 per share 10

Historical Estimated Net Asset Value Recap


Offering closed to new investors
Special distribution $2.00/share
Pandemic onset
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$10.00
$10.14
$10.58
$9.00
$9.13
$9.52
$9.75
$10.04
$10.32
$10.01
$7.99
$7.81
$7.38
$7.37
$6.92
$6.28
$6.64
Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24
Net Asset Value
Public Offering Price

This valuation has been determined with the assistance of a third party, which is aligned to be in accordance with the Investment Program Association's (IPA) guidelines. The IPA is a trade industry organization. There is no assurance that the IPA Guidelines are acceptable under ERISA, or to the SEC or to FINRA for compliance with reporting requirements. The estimated figures for per share valuation are not the amount an investor is expected to receive now or at any time in the future. The company's estimated NAV will vary. Given these uncertainties, do not place undue reliance on such statements that are dependent on assumptions, data and/or methods that may be incorrect, imprecise or unrealized. An investor's actual return is unknown until a share redemption or a liquidity event occurs.

For the years ended Dec. 31, 2024, 2023, 2022, 2021, 2020, 2019 and 2018 (excluding the special cash distribution paid during the year ended Dec. 31, 2019), approximately 100%, 100%, 100%, 100%, 100%, 100% and 83% respectively of regular cash distributions were covered by operating cash flow and approximately 0%, 0%, 0%, 0%, 0%, 0% and 17.0% respectively of regular cash distributions were funded with borrowings under the company's credit facilities. For the years ended 2017, 2016, 2015, 2014 and 2013, approximately 91%, 94%, 45%, 34% and 13%, respectively, of total distributions were covered by operating cash flow and approximately 9%, 6%, 55%, 66% and 87%, respectively, were funded by offering proceeds. Distributions are not guaranteed in frequency or amount.

11
CNL Healthcare Properties

Estimated NAV Process Consistent with IPA guidelines1 Included estimated & company valuation policy transaction costs Independent valuation firm: Robert A Stanger & Co., Inc. Individual property appraisals Outside of IPA guidelines but consistent with approach taken Income approach with discounted cash since initiation of strategic flow analysis and/or direct cap analysis alternatives process Range provided by adjusting discount rates, direct cap rates and terminal cap rates up and down by 25 bps and stressing up and down by 5% (for 8 K) Disclosure of key assumptions & methodology 1 There is no assurance that IPA Guidelines are acceptable to FINRA or under ERISA for compliance with valuation or reporting requirements. Please see the Form 8 K for complete details. 12

Methodology & Assumptions Appraised Assets Discounted cash flow analysis and/or a direct capitalization analysis (except for the land) Adjusted values for excess land, nondiscretionary capital needs and lease up costs Cash, Other Tangible Debt Assets & Liabilities Fair market value estimated using Fair value estimated to approximate a discounted cash flow analysis the net realizable value as of the and based on pricing for similar valuation date, based on the instruments, as of the valuation company’s balance sheet date 13

Discount and Capitalization Rates Range Min Max Weighted Weighted Avg. Avg.1 YoY Change RIDEA Direct capitalization rate Not Utilized Discount rate 8.75% 11.25% 9.55% 0.75% Terminal capitalization rate 7.00% 9.00% 7.79% 0.19% Direct capitalization rate 7.00% 7.00% 7.00% 0.17% Discount rate 10.75% 12.00% 11.46% 0.89% LEASED Terminal capitalization rate 9.25% 10.00% 9.68% 0.36% 1 The weighted average capitalization rate, discount rates and terminal capitalization rates are weighted on stabilized net operating income. The weighted average YoY change is based on the comparable set of properties from the prior year. 14

Valuation Range and Midpoint Stanger varied the discount rate, terminal cap rates and direct capitalization rates, by 25 bps in either direction Impact of low end of range on NAV: $0.34 The The estimated NAV is based upon assumptions and estimates believed to be accurate as of Dec. 31, 2024. Data is subject to change. Please see the Form 8 K for complete details. 15

8 K Sensitivity Impact of 5% 5% Decrease NAV midpoint or 5% on by $0.52 per share capitalization rates, discount rates and land price PSF 5% Increase NAV midpoint by $0.48 per share 16

Estimated NAV Per Share Build Up Table of Value Estimates for Components of Net Asset Value (as of Dec. 31, 2024) Value ($ in 000’s) (Per share) Same store real estate assets (net) $1,725,552 $9.92 + Cash, cash equivalents & other assets1 60,537 0.35 – Fair market value of debt2 (569,847) (3.28) – Accounts payables, other liabilities and (36,023) (0.21) noncontrolling interests = Estimated NAV (Per share: NAV/outstanding shares) $1,180,220 $ 6.79 – Estimated transaction costs3 (24,776) (0.14) Estimated NAV (net of estimated transaction costs)4 $1,155,444 $ 6.64 Share count of 173.94 million5 Note: numbers may not foot due to rounding. Balance sheet items reflect management’s audited balance sheet as of Dec. 31, 2024. These are the composite midpoint figures as derived. Per share amounts based on 173,942,126 common shares outstanding as of Dec. 31,2024. There is no assurance that IPA Guidelines are acceptable to FINRA or under ERISA for compliance with valuation or reporting requirements. Please see the Form 8 K for complete details. 1 Includes restricted cash and reflects approximately $15 million in principal reduction. 2 Reflects approximately $15.0 million in principal reduction. 3 Reflects a hypothetical orderly sale of the company’s assets. 4 The estimated NAV per share is a snapshot in time and is not necessarily indicative of the value the company or stockholders may receive if the company were to list its shares or liquidate its assets, now or in the future. The estimated NAV per share includes an estimate for transaction costs but excludes debt prepayment penalties, which can materially reduce realized returns. This methodology is consistent with IPA guidelines. 5 Excludes the advisor’s restricted shares for the year ending Dec. 31, 2024. 17

Financial Health $90.0M Liquidity $44.0M $46.0M Undrawn Cash Credit Facility Data as of Dec. 31, 2024. There is no assurance these objectives will be met. Forward looking statements are based on current expectations and may be identified by words such as “believes,” “expects,” “may,” “could” and terms of similar substance, and speak only as of the date made. Actual results could differ materially due to risks and uncertainties that are beyond the company’s ability to control or accurately predict. Investors should not place undue reliance on forward looking statements. 18

Seniors Housing & the Aging of America 20,000,000 19,000,000 18,000,000 17,000,000 16,000,000 15,000,000 Trends 14,000,000 1 13,000,000 12,000,000 11,000,000 Population 10,000,000 Demographic(80+ 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2024 80+ Population 15,083,304 Growth 3,767,980 ( 25%) 2029 80+ Population 18,851,284 Source: Organization for Economic Co Operation and Development and U.S. Census Bureau 19

What’s Next Continue our focus on operational excellence and executing key asset management initiatives to maximize property level cash flows and operating performance Maintain financial flexibility and balance sheet strength, and ample liquidity Pursue ultimate shareholder liquidity as opportunities and environment permit There is no assurance these objectives will be met. Forward looking statements are based on current expectations and may be identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and terms of similar substance, and speak only as of the date made. Actual results could differ materially due to risks and uncertainties that are beyond the company’s ability to control or accurately predict. The reader should not place undue reliance on forward looking statements. 20

Contact Investors Please consult your financial professional or visit cnlhealthcareproperties.com Financial Professionals Please contact our managing dealer, CNL Securities, member FINRA/SIPC at 866 650 0650 or visit cnlsecurities.com 21